UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            November 22, 2005

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27700B SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-685-8888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFOCUS CORPORATION

FORM 8-K

INDEX

Item	Description

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

9.01	Financial Statements and Exhibits

Signatures

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)           On November 22, 2005, John V. Harker announced his resignation from the Board of Directors of InFocus Corporation (the “Company”), effective December 1, 2005.   The Company issued a press release regarding Mr. Harker’s resignation on November 29, 2005.  The press release is attached hereto as Exhibit 99.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits

The following exhibits are furnished herewith and this list is intended to constitute the exhibit index:

Exhibit	Description

99	InFocus press release dated November 29, 2005 announcing the resignation of John V. Harker from the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2005	INFOCUS CORPORATION

	By:	/s/C. Kyle Ranson
C. Kyle Ranson
President and Chief Executive Officer
(Principal Executive Officer)

	By:	/s/Roger Rowe
Roger Rowe
Vice President Finance, Chief Financial
Officer and Secretary
(Principal Financial Officer)